Exhibit 99.1

Support for Preferred Stock Proposal Hits a New High of 89%, Special Meeting Scheduled for September 11th

SOMERSET, N.J., August 23, 2024 (GLOBE NEWSWIRE) — CareCloud, Inc. (the “Company”) (Nasdaq: CCLD, CCLDO, CCLDP), a leader in healthcare technology solutions for medical practices and health systems nationwide, today announced that approximately 89% of the shares represented by proxies returned to-date for the Series A Preferred Stock special meeting (“Special Meeting”) have indicated that they are voting “FOR” the amendment to the Company’s Certificate of Designations, Preferences and Rights of its Series A Preferred Stock (the “Preferred Stock Proposal”). Due to the significantly narrowed gap for passage of the Preferred Stock Proposal, the Special Meeting will be reconvened on Wednesday, September 11, 2024 at 11:00 a.m. Eastern Time.

“We are very pleased to see the groundswell of support for our Preferred Stock Proposal,” said Stephen Snyder, President of CareCloud. “With a favorable vote recommendation from proxy vote advisor Glass Lewis, the approval of nearly 9 out of 10 responding shareholders, and having received 87.8% of the total 3.02 million required proxy votes, we believe that we are very near to achieving approval of the Preferred Stock Proposal.”

Investors wishing to submit their voting instructions can do so now by calling 844-874-6164, visiting www.aalvote.com/ccld, or mailing back their completed proxy card sent by CareCloud. Anyone who would rather attend the Special Meeting on September 11th in person can do so by following the instructions contained in the Definitive Proxy materials.

If the Preferred Stock Proposal is ultimately approved, holders of Series A Preferred Stock would receive similar change of control protections to those afforded to holders of the Company’s Series B 8.75% Cumulative Redeemable Perpetual Preferred Stock (the “Series B Preferred Stock”). Also, the dividend of Series A Preferred Stock would mirror that of the Series B Preferred Stock, and the Company would, going forward, have the right to exchange the shares of Series A Preferred Stock for common stock at the liquidation preference value of $25/share, plus accrued and unpaid dividends.

While the Company convened a Special Meeting of the holders of its Series A Preferred Stock on August 23, 2024, during which the holders approved a proposal to adjourn the Special Meeting to enable management to continue soliciting proxies, the Company, while optimistic, cannot predict future proxy or voting results, which could be more or less favorable than the trends seen to date. Any shares that are not voted will be deemed “no” votes, making it more difficult for the Company to achieve the minimum two-thirds vote in favor of the Preferred Stock Proposal.

The information contained in this press release is a summary of certain relevant portions of the Definitive Proxy Statement and other materials filed with the SEC. It is important that Series A Preferred Shareholders review the entirety of the filings, which are available on the SEC’s website and on https://ir.carecloud.com/series-a-special-proxy.

About CareCloud

CareCloud brings disciplined innovation to the business of healthcare. Our suite of technology-enabled solutions helps clients increase financial and operational performance, streamline clinical workflows and improve the patient experience. More than 40,000 providers count on CareCloud to help them improve patient care while reducing administrative burdens and operating costs. Learn more about our products and services including revenue cycle management (RCM), practice management (PM), electronic health records (EHR), business intelligence, patient experience management (PXM) and digital health at www.carecloud.com.

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Important Additional Information and Where To Find It. CareCloud filed with the SEC a definitive proxy statement on Schedule 14A on July 8, 2024, with respect to its future solicitation of proxies for the Special Meeting of Series A Preferred Stock shareholders (including any and all adjournments, postponements, continuations, and reschedulings thereof, the “Special Meeting”). The information contained in this press release is merely a summary of certain relevant portions of the Proxy Statement and it is important that Series A Preferred Stock shareholders review the entirety of the filing. SERIES A PREFERRED STOCK SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER AMENDMENTS OR SUPPLEMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT CARECLOUD’S FILING. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by CareCloud free of charge through the website maintained by the SEC at www.sec.gov. The Notice of the Special Meeting of Series A Preferred Stockholders and our Proxy Statement for the Special Meeting, the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2024 and June 30, 2024 are available at www.sec.gov.

Forward-Looking Statements

This press release contains various forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “shall,” “should,” “could”, “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “seeks,” “estimates,” “predicts,” “possible,” “potential,” “target,” or “continue” or the negative of these terms or other comparable terminology.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this press release include, without limitation, statements reflecting management’s expectations for future financial performance and operating expenditures, expected growth, profitability and business outlook, the impact of pandemics on our financial performance and business activities, and the expected results from the integration of our acquisitions.

These forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. We do not have an ongoing obligation to update shareholders regarding future proxy or vote trends, even if they are materially different from those experienced to date. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all of the risks and uncertainties that could have an impact on the forward-looking statements, including without limitation, risks and uncertainties relating to the Company’s ability to manage growth, migrate newly acquired customers and retain new and existing customers, maintain cost-effective global operations, increase operational efficiency and reduce operating costs, predict and properly adjust to changes in reimbursement and other industry regulations and trends, retain the services of key personnel, develop new technologies, upgrade and adapt legacy and acquired technologies to work with evolving industry standards, compete with other companies products and services competitive with ours, and other important risks and uncertainties referenced and discussed under the heading titled “Risk Factors” in the Company’s filings with the Securities and Exchange Commission.

The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

SOURCE CareCloud

Company Contact:

Norman Roth

Interim Chief Financial Officer and Corporate Controller

CareCloud, Inc.

nroth@carecloud.com

Investor Contact:

Bill Korn

CareCloud, Inc.

ir@carecloud.com